August 22, 2025

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Small Cap Value Fund

Supplement to Statement of Additional Information

Effective on or about October 1, 2025, the fund's Fund Accounting and Administrative Services Agreement, as referenced under the section "Administration Arrangements", and the fee payable thereunder are terminated.

GRP5-SAISTK-0825